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                                                                     EXHIBIT 21



                        SUBSIDIARIES OF IDEX CORPORATION
                               December 31, 1996

                                                                                                 OTHER NAME
                                                         JURISDICTION OF                    WHICH DOING BUSINESS
SUBSIDIARY                                               INCORPORATION                            IF ANY
----------                                               ---------------                    --------------------
BAND-IT-IDEX, INC.                                       DELAWARE
    BAND-IT COMPANY LTD.                                 UNITED KINGDOM
    BAND-IT CLAMPS (ASIA) PTE. LTD.                      SINGAPORE

CORKEN, INC.                                             DELAWARE

FMI MANAGEMENT COMPANY                                   DELAWARE
FLUID MANAGEMENT, INC.                                   DELAWARE
    FLUID MANAGEMENT EUROPE B.V.                         NETHERLANDS
       FLUID MANAGEMENT U.K. LTD.                        UNITED KINGDOM
       FLUID MANAGEMENT FRANCE SARL                      FRANCE
       FLUID MANAGEMENT ESPNANA SLU                      SPAIN
       FLUID MANAGEMENT SCANDINAVIA AB                   SWEDEN
    FLUID MANAGEMENT GmbH                                GERMANY
    FLUID MANAGEMENT AUSTRALIA PTY.LTD.                  AUSTRALIA
    FLUID MANAGEMENT SERVICES, INC.
    FLUID MANAGEMENT CANADA                              CANADA
    FLUID MANAGEMENT SERVICOS e VENDES                   BRAZIL

HALE PRODUCTS, INC.                                      PENNSYLVANIA
    HALE PRODUCTS EUROPE GmbH                            GERMANY
    GODIVA PRODUCTS LTD.                                 UNITED KINGDOM
       SEITHAL LIMITED                                   UNITED KINGDOM
          GODIVA GROUP LTD.                              UNITED KINGDOM
             GINSWAT LTD.                                HONG KONG
    DUNJA                                                GERMANY
      LUKAS HYDRAULIK GmbH                               GERMANY

LUBRIQUIP, INC.                                          DELAWARE
    KLS LUBRIQUIP, INC.                                  WISCONSIN

MICROPUMP, INC.                                          DELAWARE
    MM HOLDING CO.                                       DELAWARE
       CONSIS, LLC                                       WASHINGTON
    MICROPUMP LIMITED                                    UNITED KINGDOM

PULSAFEEDER, INC.                                        DELAWARE
    PULSAFEEDER PTE. LTD.                                SINGAPORE

SIGNFIX HOLDINGS LIMITED                                 UNITED KINGDOM
    SIGNFIX LIMITED                                      UNITED KINGDOM
       TESPA FRANCE SARL                                 FRANCE
       TESPA GmbH                                        GERMANY

STRIPPIT, INC.                                           DELAWARE                           BURGMASTER
    STRIPPIT LIMITED                                     UNITED KINGDOM
    STRIPPIT S.A.                                        FRANCE

VIBRATECH, INC.                                          DELAWARE

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                        SUBSIDIARIES OF IDEX CORPORATION
                               December 31, 1996


                                                                                                OTHER NAME
                                                         JURISDICTION OF                    WHICH DOING BUSINESS
SUBSIDIARY                                               INCORPORATION                            IF ANY
----------                                               ---------------                    --------------------
VIKING PUMP, INC.                                        DELAWARE
    VIKING PUMP INTERNATIONAL, INC.                      DELAWARE
    VIKING PUMP (EUROPE) LTD.                            IRELAND
    JOHNSON PUMP (UK) LTD.                               UNITED KINGDOM
    VIKING PUMP OF CANADA, INC.                          ONTARIO

WARREN RUPP, INC.                                        DELAWARE                           MARATHON PUMP COMPANY
    WARREN RUPP (EUROPE) LTD.                            IRELAND

IDEX FOREIGN SALES CORP.                                 BARBADOS
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